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                                   Rule 497(e) File Nos. 333-15119 and 811-07893

       SUPPLEMENT DATED JANUARY 4, 1999 TO PROSPECTUS DATED MAY 1, 1998

                                     FOR
                         CITISELECT(R) VIP FOLIO 200
                         CITISELECT(R) VIP FOLIO 300
                         CITISELECT(R) VIP FOLIO 400
                         CITISELECT(R) VIP FOLIO 500

The first and third and sixth paragraphs in the "Management -- Investment Manager" section beginning on page 11 are deleted and replaced with the following:

    The CitiSelect Portfolios draw on the strength and experience of Citibank, Citibank is the investment manager of each Fund, and subject to policies set by the Funds' Trustees, Citibank makes investment decisions. Citibank, with headquarters at 153 East 53rd Street, New York, New York, has been managing money since 1822. With its affiliates, it currently manages more than $290 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998. "CitiSelect" is a registered trademark of Citicorp.

    Richard Goldman, a Vice President of Citibank, has been the overall portfolio manager of the Funds since January, 1999 and is responsible for determining asset allocations, supervising and monitoring the performance of the Citibank personnel described below who are responsible for the Funds' securities, and supervising and monitoring the performance of the subadvisers. Mr. Goldman's investment experience is discussed below.

    SMALL CAPITALIZATION GROWTH SECURITIES

    Marguerite Wagner, Vice President and Senior Portfolio Manager, has been responsible for the daily management of the Funds' small cap growth securities since January, 1999. Ms. Wagner joined Citibank in 1985. Since 1995, she has had portfolio management and research analyst responsibility for private equity managed accounts. From 1992 to 1994, Ms. Wagner was a member of the small capitalization equity management group of Citibank Global Asset Management. Prior to 1992, she managed portfolios for the Private Banking Group of Citibank.

       SUPPLEMENT DATED JANUARY 4, 1999 TO PROSPECTUS DATED MAY 1, 1998
                                     FOR
                 CITIFUNDS(SM) SMALL CAP GROWTH VIP PORTFOLIO

The third paragraph appearing in the "Management -- Investment Manager" section on page 7 is deleted and replaced with the following:

    Marguerite Wagner, Vice President and Senior Portfolio Manager, has been the Fund's portfolio manager since January, 1999. Ms. Wagner joined Citibank in 1985. Since 1995, she has had portfolio management and research analyst responsibility for private equity managed accounts. From 1992 to 1994, Ms. Wagner was a member of the small capitalization equity management group of Citibank Global Asset Management. Prior to 1992, she managed portfolios for the Private Banking Group of Citibank.